UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 5, 2008
Dr Pepper Snapple Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5301 Legacy Drive, Plano, Texas 75024
(Address of principal executive offices, including zip code)
(214) 673-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 2.02	Results of Operations and Financial Condition.
     On June 5, 2008, Dr Pepper Snapple Group, Inc. (the “Company”) issued a press release announcing certain selected financial information for the first quarter of fiscal year 2008, ended March 31, 2008. A copy of such press release is attached as Exhibit 99.1 and will be published on the Company’s web site at http://www.drpeppersnapple.com.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibit 99.1 referenced below and the information set forth therein is deemed to be furnished pursuant to Item 2.02 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
     (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Dr Pepper Snapple Group, Inc. Press Release dated June 5, 2008 – “Dr Pepper Snapple Group Reports First Quarter 2008 Pro Forma EPS of $.38 on 3% Net Sales Growth”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.
Date: June 5, 2008	By:	/s/ James L. Baldwin, Jr.
		Name:	James L. Baldwin, Jr.
		Title:	Executive Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Dr Pepper Snapple Group, Inc. Press Release dated June 5, 2008 – “Dr Pepper Snapple Group Reports First Quarter 2008 Pro Forma EPS of $.38 on 3% Net Sales Growth”.

4